UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 25, 2026

Sports Entertainment Gaming Global Corporation

(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-38508	81-1996183
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5049 Edwards Ranch Rd., 4th Floor, Fort Worth, Texas	76109
(Address of Principal Executive Offices)	(Zip Code)

(737) 787-3798

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	SEGG	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $16,100	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13 (a) of the Exchange Act. ☐

Item 3.01. Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On October 14, 2026, Sports Entertainment Gaming Global Corporation (the “Company”) received a letter (the “Staff Determination”) from the Listing Qualifications Department (the “Staff”) of The Nasdaq Stock Market LLC (“Nasdaq”) notifying the Company that, because it has not filed its Quarterly Report on Form 10-Q for the quarter ended June 30, 2026 (the “Q2 Form 10-Q”), it has not regained compliance with Nasdaq Listing Rule 5250(c)(1), which requires listed companies to timely file all required periodic reports with the Securities and Exchange Commission (the “SEC”).

As previously reported, Staff notified the Company on April 17, May 21, and August 20, 2026 that it was not in compliance with Listing Rule 5250(c)(1) because it had not filed its Annual Report on Form 10-K for the year ended December 31, 2025 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2026 and June 30, 2026. Staff gave the Company the maximum time available under Nasdaq’s rules to regain compliance, which ran through October 12, 2026. The Company filed the Form 10-K on July 10, 2026 and the Form 10-Q for the quarter ended March 31, 2026 on October 8, 2026. The Q2 Form 10-Q is the only delinquent report identified in the Staff Determination.

The Staff Determination states that, unless the Company requests a hearing before a Nasdaq Hearings Panel (the “Panel”) by 4:00 p.m. Eastern Time on October 21, 2026, trading in the Company’s common stock and warrants will be suspended from The Nasdaq Global Market at the opening of business on October 23, 2026, and Nasdaq will file a Form 25-NSE with the SEC to remove the Company’s securities from listing and registration on Nasdaq.

The Company has requested a hearing before the Panel. Under Nasdaq’s rules, a hearing request relating to a delinquent filing stays the suspension of the Company’s securities for 15 days from the date of the request. The Company will also ask the Panel to extend the stay through the hearing and the Panel’s written decision. The Panel will notify the Company of its decision on the extended stay no later than 15 calendar days after the deadline to request a hearing. Hearings are typically scheduled approximately 30 to 45 days after a hearing request. At the hearing, the Company intends to present its plan to regain compliance and to ask the Panel for an exception, which the Panel may grant for up to 180 days from the date of the Staff Determination.

The Company currently expects to file the Q2 Form 10-Q as soon as practically possible, subject to completion of its independent registered public accounting firm’s review. There can be no assurance that the Company will file the Q2 Form 10-Q by that date, that the Panel will grant the Company’s request for an extended stay or for an exception, or that the Company will regain or maintain compliance with Nasdaq’s continued listing requirements.

On October 20, 2026, the Company issued a press release announcing its receipt of the Staff Determination, as required by Nasdaq Listing Rule 5810(b). A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934, including statements about the Company’s intention to request a hearing and an extended stay, the expected timing of the Q2 Form 10-Q, and the Company’s ability to regain compliance with Nasdaq’s listing requirements. These statements are based on current expectations and are subject to risks and uncertainties, including delays in completing the Company’s financial statements or its auditor’s review, the Panel’s decisions, and the other risks described in the Company’s filings with the SEC. Actual results may differ materially. The Company undertakes no obligation to update these statements except as required by law.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release dated October 20, 2026
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Sports Entertainment Gaming Global Corporation

By:	/s/ Robert Stubblefield
Name:	Robert Stubblefield
Title:	Chief Financial Officer, Interim Chief Executive Officer, Interim President

Date: October 20, 2026

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended, including statements regarding the Company’s expectations as to the timing, scope, nature, and effect of the restatement, the fiscal 2023–2025 corrections, and related filings described above, the periods and financial statement line items expected to be affected, the materiality determination described in Item 8.01, and the Company’s evaluation of its disclosure controls and procedures and internal control over financial reporting. These statements are not guarantees of future outcomes, reflect only the Company’s current expectations, estimates, and assumptions, and are based solely on information available to the Company as of the date of this report; they speak only as of such date and are inherently subject to change. Such statements are subject to numerous risks and uncertainties that could cause actual results to differ materially from those expressed or implied, including, without limitation, the possibility that the Company’s ongoing internal investigation, and the review by its independent registered public accounting firm, may identify additional or different facts, errors, misstatements, or effects, or a different magnitude, characterization, cause, or number of affected periods, than currently understood by the Company, including with respect to the materiality determination described in Item 8.01; that the amounts, direction, and financial statement effects of the corrections may change; that the timing, scope, form, and sequencing of the restatement and the related amended and other filings may change; that the Company may identify one or more additional control deficiencies or material weaknesses; that the completion of the restatement, the associated audit and interim review procedures, and the finalization of related conclusions may be delayed; that the matters described above may give rise to, or be affected by, inquiries, investigations, subpoenas, enforcement actions, or other proceedings by the U.S. Securities and Exchange Commission, the U.S. Department of Justice, Nasdaq, or other governmental, regulatory, or self-regulatory authorities, as well as private litigation; and that the Company may be subject to related consequences affecting its financial condition, reputation, and the listing or trading of its securities. Readers are cautioned not to place undue reliance on any forward-looking statement. Except as required by applicable law, the Company undertakes no obligation, and expressly disclaims any obligation, to update, revise, or supplement any forward-looking statement, whether as a result of new information, future events, or otherwise.